Exhibit 4.7

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE.

N U M B E R	S H A R E S
RP_______

AUTHORIZED COMMON STOCK: 150,000,000 SHARES PAR VALUE: $0.001	CUSIP NO. 75382F 10 6

This Certifies That

Is The Record Holder of

Fully paid and non-assessable shares of RAPTOR PHARMACEUTICAL CORP. Common Stock transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Articles of Incorporation and By-laws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

RAPTOR PHARMACEUTICAL CORP. CORPORATE SEAL DELAWARE
SECRETARY		PRESIDENT

COUNTERSIGNED AND REGISTERED:

American Stock Transfer & Trust Company, LLC (New York, NY) / Transfer Agent and Registrar

By ______________________________________________________________

Authorized Signature

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	- as tenants in common	UNIF GIFT MIN ACT.................Custodian.................
TEN ENT	- as tenants by the entireties	(Cust)	(Minor)
JT TEN	- as joint tenants with the right of	Act.....................................
	survivorship and not as tenants	(State)
in common
Additional abbreviations may also be used though not in the above list.
For value received,		hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                                                                                                                                                                                      shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                                                                                , Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

SIGNATURE GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad.15.

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